UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2013 (the “July 29, 2013 Form 8-K”) to provide the required financial information relating to the completed acquisitions of the three multifamily apartment communities described in such report: the Brentwood Apartments property, the Tanglewood Apartments property, and the Gleneagles Apartments property. Additionally, as disclosed in the Current Report on Form 8-K filed on September 13, 2013, the Company completed the acquisition of the multifamily apartment communities known as Battleground Park Apartments and Briley Parkway Apartments, and the Company has provided herein the financial information relating to the completion of such properties. As disclosed in the Current Report on Form 8-K filed on July 8, 2013, the Company also completed the acquisition of the multifamily apartment community known as Barton Creek, and the Company has provided herein the financial information relating to the completion of the Barton Creek property. While the acquisition of any one of these six properties was individually insignificant for purposes of the reporting requirements of Form 8-K and Rule 3-14, and the acquisition of any one of the properties was not conditioned upon the acquisition of any of the other properties, the properties are related properties, which are significant in the aggregate.

A description of the properties is set forth below (dollars in thousands):

Property Description	Date Acquired	Purchase Price	Gross Leasable Area(1)	Year Built
Barton Creek	June 28, 2013	$37,500	245,000	1979
Brentwood Apartments	July 23, 2013	$32,390	321,000	1989
Tanglewood Apartments	July 23, 2013	$24,300	253,000	1986
Gleneagles Apartments	July 23, 2013	$42,250	521,000	1986/1996
Battleground Park Apartments	September 9, 2013	$14,780	257,000	1990
Briley Parkway Apartments	September 9, 2013	$22,300	318,000	1986

(1)	Gross Leasable Area represents total rentable square feet.

After a reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits

		Page
(a)	Financial Statements of Properties Acquired	2
	Independent Auditor’s Report

	Combined Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012 (audited)	3

	Notes to Combined Statement of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012 (audited)	4

(b)	Pro Forma Financial Information	6
	Landmark Apartment Trust of America, Inc.

(c)	Shell Company Transactions
	None.

(d)	Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm

JOEL SANDERS & COMPANY, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD

WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916-2000 FACSIMILE: (954) 916-2012 EMAIL: jscpal@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statements of revenues and certain expenses of Mission Barton Creek, DST, Mission Brentwood, DST, Mission Gleneagles, DST, Mission Tanglewood, DST, Mission Battleground Park, DST, and Mission Briley Parkway, DST (the “Properties”) for the year ended December 31, 2012.

Management’s Responsibility for the Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Properties for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Landmark Apartment Trust of America, Inc.) and are not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

CERTIFIED PUBLIC ACCOUNTANTS

October 8, 2013

Weston, Florida

ACQUIRED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND FOR THE YEAR ENDED

DECEMBER 31, 2012

(In thousands)

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$9,413	$18,601
Other property income	1,365	2,477

Total revenues	10,778	21,078
Certain expenses:
Administrative and marketing	686	1,581
Insurance	336	867
Personnel	1,050	2,223
Real estate taxes	1,274	2,290
Repairs and maintenance	702	1,417
Utilities	883	1,756

Total expenses	4,931	10,134

Revenues in excess of certain expenses	$5,847	$10,944

The accompanying notes are an integral part of these

combined statements of revenues and certain expenses.

ACQUIRED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 – Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses related to the operations of Mission Barton Creek, DST, a 298-unit apartment community located in Austin, Texas, Mission Brentwood, DST, a 380-unit apartment community located in Nashville, Tennessee, Mission Gleneagles, DST, a 590-unit apartment community located in Dallas, Texas, Mission Tanglewood, DST, a 364-unit apartment community located in Austin, Texas, Mission Battleground Park, DST, a 240-unit apartment community located in Greensboro, North Carolina, and Mission Briley Parkway, DST, a 360-unit apartment community located in Nashville, Tennessee.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual operations of the Properties for the six months ended June 30, 2013 and for the year ended December 31, 2012, due to the exclusion of the following: depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

The accompanying interim combined statement of revenues and certain expenses for the six months ended June 30, 2013, is unaudited. In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenues and certain expenses are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit is generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

ACQUIRED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES (CONTINUED)

NOTE 3 – Mortgage Notes Payable

Mortgage notes payable consisted of the following as of December 31, 2012 (in thousands):

3.129% mortgage note payable to bank, monthly payments of principal and interest, maturing November 2015	$20,290
5.8875% mortgage note payable to bank, monthly payments of principal and interest, maturing November 2016	$19,748
5.61% mortgage note payable to bank, monthly payments of principal and interest, maturing June 2016	$26,742
6.45% mortgage note payable to bank, monthly payments of principal and interest, maturing February 2019	$15,143
6.322% mortgage note payable to bank, monthly payments of principal and interest, maturing August 2016	$11,042
6.326% mortgage note payable to bank, monthly payments of principal and interest, maturing September 2016	$14,357

Total mortgage notes payable	$107,322

NOTE 4 – Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2012 through October 3, 2013, the date on which the statements were available and issued, and noted no items requiring adjustments of the statements or additional disclosures.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Assets:
Real estate investments:
Operating properties, net	$915,877	$128,132	(a)	$1,044,009
Cash and cash equivalents	3,885	1,106	(b)	4,991
Accounts receivable	1,401			1,401
Other receivables due from affiliates	5,537			5,537
Restricted cash	13,792	7,445	(c)	21,237
Goodwill	7,430			7,430
Real estate and escrow deposits	11,705			11,705
Identified intangible assets, net	28,678	9,351	(a)	38,029
Other assets, net	15,485	1,123	(d)	16,608

Total assets	1,003,790	147,157		1,150,947
Liabilities and equity:
Liabilities:
Mortgage loan payables, net	$516,619	$87,501	(a)(e)	$604,120
Unsecured notes payable to affiliate	10,270			10,270
Unsecured notes payable	500			500
Credit facility	114,262			114,262
Series D cumulative non-convertible redeemable preferred stock with derivative	98,583	59,688	(f)	158,271
Accounts payable and accrued liabilities	18,871			18,871
Other payables due to affiliates	6,349			6,349
Acquisition contingent consideration	5,807			5,807
Security deposits, prepaid rent and other liabilities	6,840	61	(a)	6,901

Total liabilities	778,101	147,250		925,351
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 300,000,000 shares authorized; 21,786,558 and 20,655,646 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	218			218
Additional paid-in capital	195,895			195,895
Accumulated deficit	(137,899)	(527	)(g)	(138,426)

Total stockholders’ equity	58,214	(527)		57,687
Redeemable non-controlling interests in operating partnership	167,475	434	(h)	167,909

Total equity	225,689	(93)		225,596

Total liabilities and equity	$1,003,790	$147,157		$1,150,947

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	Reflects the total purchase price of the properties. The total purchase price is allocated in accordance with ASC 805.
(b)	Reflects earnest money deposits that were deposited prior to June 30, 2013 and returned to us after closing.
(c)	Reflects cash received to be used for renovations of acquired properties.
(d)	Reflects the deferred financing costs associated with obtaining the new debt and assumed debt of the acquired properties.

(e)	Reflects the new debt and assumed debt obtained as a portion of the consideration for the acquisition of properties.
(f)	Reflects the additional shares of Series D Preferred Stock issued, the proceeds from which were used for the acquisition of the properties.
(g)	Reflects acquisition related expenses incurred as part of the acquisition of the properties.
(h)	Reflects common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Acquired Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$49,135	$9,413	(81	)(a)	$58,467
Other property revenues	6,564	1,365			7,929
Management fee income	1,593				1,593
Reimbursed income	4,677				4,677

Total revenues	61,969	10,778	(81)		72,666
Expenses:
Rental expenses	25,356	4,931	(328	)(b)	29,959
Property lease expense	1,553				1,553
Reimbursed expense	4,677				4,677
General, administrative and other expense	6,522				6,522
Acquisition-related expenses	2,640		527	(c)	3,167
Depreciation and amortization	23,758		13,356	(d)	37,114

Total expenses	64,506	4,931	13,555		82,992
Other income/(expense):
Interest expense, net	(16,210)		(3,141	)(e)	(19,351)
Disposition right income	1,231				1,231
Loss on debt and preferred stock extinguishment	(10,220)				(10,220)

Loss from continuing operations before income tax	(27,736)	5,847	(16,777)		(38,666)
Income tax benefit	3,207				3,207

Loss from continuing operations	(24,529)	5,847	(16,777)		(35,459)
Less: Net loss from continuing operations attributable to redeemable non-controlling interests in operating partnership	12,148				17,584

Net loss from continuing operations attributable to common stockholders	$(12,381)	$5,847	$(16,777)		$(17,875)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	(50)				(50)
Change in cash flow hedges	310				310

Comprehensive loss attributable to common stockholders	$(12,121)				$(17,615)

Net loss from continuing operations per share attributable to common stockholders – basic and diluted	$(0.58)				$(0.84)

Weighted average number of common shares outstanding – basic and diluted	21,397,257				21,397,257
Weighted average number of common units held by non-controlling interests – basic and diluted	20,278,027		53,164	(f)	20,331,191

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases with an estimated useful life of approximately six months.
(b)	Reflects the property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2013, due to our internal management of the properties.
(c)	Reflects acquisition related expenses incurred as part of the acquisition of the properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(f)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Acquired Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$57,196	$18,601	(81	)(a)	$75,716
Other property revenues	7,521	2,477			9,998
Management fee income	2,645		(629	)(b)	2,016
Reimbursed income	10,407				10,407

Total revenues	77,769	21,078	(710)		98,137
Expenses:
Rental expenses	28,854	10,133	(629	)(b)	38,358
Property lease expense	4,208				4,208
Reimbursed expense	10,407				10,407
General, administrative and other expense	13,029				13,029
Acquisition-related expenses	19,894		527	(c)	20,421
Depreciation and amortization	20,056		15,761	(d)	35,817
Impairment loss	5,397				5,397

Total expenses	101,845	10,133	15,659		127,637

Loss from operations	(24,076)	10,945	(16,369)		(29,500)
Other expense:
Interest expense, net	(17,519)		(6,282	)(e)	(23,801)

Net loss	(41,595)	10,945	(22,651)		(53,301)

Less: Net loss attributable to redeemable non-controlling	6,735				8,728

Net loss attributable to common stockholders	$(34,860)	$10,945	$(22,651)		$(44,573)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	50				50
Change in cash flow hedges	(310)				(310)

Comprehensive loss attributable to common stockholders	$(35,120)				$(44,833)

Net income loss per share attributable to common stockholders – basic and diluted	$(1.72)				$(2.20)

Weighted average number of common shares outstanding – basic and diluted	20,244,130				20,244,130
Weighted average number of common units held by non-controlling interests – basic and diluted	3,911,026		53,164	(f)	3,964,190

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to above market leases with an estimated useful life of approximately six months.
(b)	Reflects the property management fee income and property management fee expense that would not have been recognized if we had acquired the properties as of January 1, 2012, due to our internal management of the properties.
(c)	Reflects acquisition related expenses incurred as part of the acquisition of the properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(f)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 8, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm